UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2011

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 200
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Termination of a Material Definitive Agreement.

On May 30, 2011, the Company received a copy of a notice from the City of Anaheim Public Utilities Department (“Anaheim”) to Thermo No. BE-01, LLC (“Thermo”), claiming that Thermo, a wholly-owned subsidiary of the Company and debtor-in-possession in the Chapter 11 case In re: Raser Technologies, Inc., et. al, Debtors, Case No. 11-11315 (KJC), is a “Defaulting Party” as defined in its agreement with Thermo pursuant to which Anaheim purchases all of the electricity current produced at the Company’s Thermo No. 1 geothermal project, and enumerating several alleged defaults by Thermo under the Agreement.  The notice requests that Thermo respond, and Thermo plans to respond, to Anaheim’s claims.

A copy of the notice from Anaheim is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

FINRA
The Company has received notification from FINRA that, by reason of its failure to file its report on Form 10-Q for the quarter ended March 31, 2011, due May 16, 2011, the Company, according to FINRA, is not current in its reporting obligations, and “pursuant to NASD Rule 6530, unless the delinquent filing is received and time stamped by the Commission’s EDGAR system by 5:30 p.m. EST on 6/17/2011, the securities of the Company will not be eligible for quotation on the OTC Bulletin Board (“OTCBB”) and, therefore, will be removed.”

As disclosed in the Company’s current report on Form 8-K, filed May 16, 2011, during the pendency of the Company’s Chapter 11 case, the Company intends to file the monthly operating reports otherwise required under the Bankruptcy Code in place of the periodic reports on Form 10-Q and Form 10-K required under the Securities Exchange Act of 1934, as amended (consistent with SEC Release No. 34-9660. and SEC Staff Legal Bulletin No. 2).

Furthermore, as disclosed in the Company’s current report on Form 8-K, filed May 3, 2011, it is contemplated that all existing equity in the Company, including common stock, options and warrants, will be cancelled and will receive no property or other consideration under the plan of reorganization to be proposed by the Company.  Accordingly, the Company does not intend to file the Form 10-Q for the quarter ended March 31, 2011.

A copy of the notification from FINRA is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Notice from Anaheim
99.2	Notice from FINRA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2011	Raser Technologies, Inc.

	By:	/s/ Nicholas Goodman
Name: Nicholas Goodman
Title: CEO

Exhibits

Exhibit No.	Description
99.1	Notice from Anaheim
99.2	Notice from FINRA